Exhibit 99.1

EQUAL ENERGY ANNOUNCES RECEIPT OF FINAL ORDER

OKLAHOMA CITY, July 10, 2014 - Equal Energy Ltd. (“Equal”) (NYSE: EQU) (TSX: EQU) is pleased to announce that the Court of Queen’s Bench of Alberta has granted its Final Order approving the previously announced plan of Arrangement (the “Arrangement”) under the Business Corporations Act (Alberta), involving Equal, the holders (the “Equal Shareholders”) of common shares (the “Common Shares”), Petroflow Energy Corporation (“Petroflow”) and Petroflow Canada Acquisition Corp, a wholly-owned subsidiary of Petroflow (“Petroflow Sub”), pursuant to which Petroflow Sub will acquire all of the issued and outstanding Common Shares of Equal.

Equal anticipates that the Arrangement will be completed on or before July 31, 2014. Following the completion of the Arrangement, it is expected that the Common Shares will be delisted from the Toronto Stock Exchange and the New York Stock Exchange. Equal’s convertible debentures are expected to remain listed on the Toronto Stock Exchange following the completion of the Arrangement.

As previously disclosed, under the Arrangement Petroflow Sub will acquire all of the outstanding Common Shares for US$5.43 in cash per share. Upon completion of the Arrangement, Equal Shareholders will also receive a cash dividend of US$0.05 per share.

About Equal Energy

Equal Energy is an oil and gas exploration and production company based in Oklahoma City, Oklahoma. Equal’s oil and gas assets are centered on the Hunton liquids-rich natural gas property in Oklahoma. The Common Shares are listed on the New York Stock Exchange and the Toronto Stock Exchange under the symbol (EQU) and are expected to be delisted from both exchanges following the completion of the Arrangement. Equal’s convertible debentures are listed on the Toronto Stock Exchange under the symbol EQU.DB.B and are expected to remain listed following the completion of the Arrangement.

For more information contact:

Don Klapko

President and CEO

(403) 536-8373

OR

Scott Smalling

Senior Vice President Finance and CFO

(405) 242-6020

Equal shareholders:

Kingsdale Shareholder Services

Toll-free telephone in North America 1-866-581-1479

contactus@kingsdaleshareholder.com

Media contact:

Alan Bayless or Trevor Zeck

Longview Communications Inc.

(604) 688-4874

Forward-looking Statements

Certain information in this press release constitutes forward-looking statements under applicable securities laws including statements relating to the completion of the Arrangement and payment of consideration and the dividend pursuant to the Arrangement. Any statements that are contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements are often identified by terms such as “may,” “should,” “anticipate,” “expects,” “seeks” and similar expressions.

Forward-looking statements necessarily involve known and unknown risks, such as risks associated with oil and gas production; marketing and transportation; loss of markets; volatility of commodity prices; currency and interest rate fluctuations; imprecision of reserve and future production estimates; environmental risks; competition; incorrect assessment of the value of acquisitions; failure to realize the anticipated benefits of dispositions; inability to access sufficient capital from internal and external sources; changes in legislation, including but not limited to income tax, environmental laws and regulatory matters; and failure to satisfy all conditions to, and to complete, the Arrangement, including the failure of Petroflow to obtain financing for the completion of the Arrangement. Readers are cautioned that the foregoing list of factors is not exhaustive.

Readers are cautioned not to place undue reliance on forward-looking statements as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward looking statements contained in this press release are expressly qualified by this cautionary statement.

Additional information on these and other factors that could affect Equal’s operations or financial results are included in Equal’s reports on file with Canadian and U.S. securities regulatory authorities and may be accessed through the SEDAR website (www.sedar.com), the SEC’s website (www.sec.gov), Equal’s website (www.equalenergy.ca) or by contacting Equal. Furthermore, the forward looking statements contained in this press release are made as of the date of this press release, and Equal does not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by securities law.

All dollar values are in US dollars unless otherwise stated.

SOURCE: Equal Energy Ltd.

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